pagelof2
Optex Systems		SWS-Trimac mc:	Purchase Order: 9B16887
1420 Presidential		Please fax signed copy of this Purchase Order Instructions to seller:
Richardson, TX 75081			1. Purchase Order number and Purchase Order item number must appear on all
		to: Purchasing Dept. 972.234.3544	shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete
Phone: 972.644.0722			description of the contents
Fax:	972.234.3544		3. All correspondence relative	hereto will be addressed to
the attention of the signer hereof.
4. This order will be governed by these instructions; any
special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention:
			Order Date:	11/2/ 2009

	SWS-Trimac Inc		Due Date:	See Below

	5225 Davis Road		Ship Via:	United Parcel Servic
Saginaw, MI 48604
	Phone:	989-791-4595	Terms:	Net 30 Days
	Fax:	989-791-1339	Prime Contract #:	W56HZV-06-G-0006

			DMS Rating:	DOA4

			Buyer:	Ojeda Elizabeth A.
Notes Please note CERTS and provide.
Parts to arrive on or before 11-6-09
2086- 56HZV-06-G-0006 DOA4

OSI-10087 TERMS AND CONDiTIONS APPLY

		Optex Systems is an equal opportunity employer		Continued over

Optex Systems		SWS-Trimaclnc:			Purchase Order: 9B16887				Page2of2
1420 Presidential		Please fax signed copy of this Purchase Order to
		Purchasing Dept. 972.234.3544			Instructions to seller:
Richardson, TX 75081					1. Purchase Order number and Purchase Order item number must appear on all shipping
					documents, quality certifications, invoices and packages.
Phone:	972.644.0722				2. Packing sheets in detail must accompany each container showing complete description of
					the contents
Fax:	972.234.3544				3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
					4. This order will be governed by these instructions; any special conditions typed herein and
					other specifications, reports, and documents duly referenced herein.

Line Part ID			Part Descri tion				uanti
7	12437254-2	D	Welding			EA	29.00	21.00000	$609.00
QC Codes: 7		Job 2086-1-NOV-FEB Asm 0 Sei	Due Date 11/1712009		SO No:	2086-1/550400

8	0006B		Set Up			EA	1.00	150.00000	$150.00
			Due Date 11/17/2009		SO No:	/550500

Accepted By		Authorized By			/		Order Sub Total:		$759.00

Vendor:		Optex:					Tax:		$0.00

Date:		Date:		j			Order Total:		$759.00

Optex Systems			Purchase Order: 9B16801		Page lof 2
SWS-Trimac mc:

1420 Presidential		Please fax signed copy of this Purchase Order Instructions to seller:
Richardson, TX 75081			1. Purchase Order number and Purchase Order item number must appear on all
		to: Purchasing Dept. 972.2343544	shipping documents, quality certifications, invoices and packages.

Phone:	972.644.0722		description 2. Packing sheets in detail must accompany each container showing complete of the contents
Fax:	972.234.3544		3. All correspondence relative hereto will be addressed to
the attention of the signer hereof.
			4. This order will be governed	by these instructions; any
special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention:

			Order Date:	10/9/2009

	SWS-Trmac Inc		Due Date:	10/30/ 2009

	5225 Davis Road		Ship Via:	United Parcel Servic
Saginaw, MI 48604
	Phone:	989-791-4595	Terms:	Net 30 Days
	Fax:	989-791-1339	Prime Contract

DMS Rating:

			Buyer:	Ojeda, Elizabeth A
Notes	Please note Certs and provide
3025
	Parts to arrive	10/15/09

OSI-10087 TERMS AND CON DITIONS APPLY

1

		Optex Systems is an equal opportunity employer			Continued over

Optex Systems		SWS-Trimaclnc:		Purchase Order: 9B16801				Page2Of2
1420 Presidential		Please fax signed copy of this Purchase Order to
		Purchasing Dept. 972.234.3544		Instructions to seller.
Richardson, TX 75081				1. Purchase Order number and Purchase Order item number must appear on all shipping
				documents, quality certifications, invoices and packages.
Phone: 972.644.0722				2. Packing sheets in detail must accompany each container showing complete description of
				the contents
Fax:	972.234.3544			3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
				4. This order will be governed by these instructions; any special conditions typed herein and
				other specifications, reports, and documents duly referenced herein.
								-d

Line	Part ID	Rev	Part Description				Unit PIké:*EidPfice

1	12548820K1	A	W&ding		EA	64.00	10.00000	$640.00
C Codes: 7		Job 3025-12549839K1 Asm 4	Due Date 1013012009	SO No:	3025/550400

2	0006B		Set Up		EA	1.00	150.00000	$150.00
E-B Weld Set up
			Due Date 10!30I2009	SO No:	3025/550500

Accepted By		Authorized				Order Sub Total:		$790.00

Vendor:		Optex:	-			T		so 00
				-

Date:			Date:	)		Order Total:		$790.00

Optex Systems		SWS-Trimac	Purchase Order: 9B16834		Page lof 2
mc:
1420 Presidential
Richardson, TX 75081		Please fax signed copy of this Purchase Order Instructions 1. Purchase to Order seller: number and Purchase Order item number must
		to: Purchasing Dept. 972.234.3544	shipping documents, quality certifications, invoices and packages. appear on all

Phone:	972.644.0722		description 2. Packing sheets in detail must accompany each container showing complete of the contents
Fax:	972.234.3544		3. All correspondence relative hereto will be addressed to
the attention of the signer hereof.
4. This order will be governed by these instructions; any
special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention:

			Order Date:	10/20/2009

	SWS-Trimac Inc		Due Date:	See Below

	5225 Davis Road		Ship Via:	United Parcel Servic
Saginaw, MI 48604
	Phone:	989-791-4595	Terms:	Net 30 Days
	Fax:	989-791-1339	Prime Contract #:	W56HZV-06-G-0006

			DM5 Rating:	DOA4

			Buyer:	Ojeda, Elizabeth A.
Notes	Please note CERTS and provide.
Parts to arrive on or before 10/23/09
2086- 56HZV-06-G-0006 DOA4
Please expedite

OSI-10087 TERMS AND CONDITIONS APPLY

		Optex Systems is an equal opportunity employer		Continued over

Optex Systems		SWSTrimacInc		Purchase Order: 9B16834				Page2of2
1420 Presidential		Please fax signed copy of this Purchase Order to
		Purchasing Dept. 972.234.3544		Instructions to seller.
Richardson, TX 75081				1. Purchase Order number and Purchase Order item number must appear on all shipping
				documents, quality certifications, invoices and packages.
Phone:	972.644.0722			2. Packing sheets in detail must accompany each container showing complete description of
				the contents
Fax:	972.234.3544			3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
				4. This order will be governed by these instructions; any special conditions typed herein and
				other specifications, reports, and documents duly referenced herein.

Line Part ID		Rev	Part Descri tion		U/M	uanti	Unit Price	Extd Price

7	12437254-2	D	Welding		EA	40.00	21.00000	$840.00
EB WELD UNIT PRICE
QC Codes: 7		Job 2086-1-OCT-65 Asm 0 Seq	Due Date 111412009	SO No:	2086-1/550400

8	0006B		Set Up		EA	100	150.00000	$150.00
			Due Date 111412009	SO No:	/550500

Date:		Date:				Order Total:		$990.00

Accepted By		Authorized By	OrderSub	Total:	ggci

Vendor:		Optex:	Tax:		$0.00

	Optex	Systems is an equal opportunity employer			Continued over